Summary Prospectus – March 1, 2011

Schroder Multi-Asset Growth Portfolio

Class/Ticker: A Shares (SALAX), Advisor Shares (SALVX), Investor Shares (SALIX), R Shares (SALRX)

Before you invest, you may want to review the Fund's full prospectus, which contains more information about the Fund and its risks. You can find the Fund's full prospectus and other information about the Fund, including its statement of additional information (SAI) and most recent reports to shareholders, online at www.schroderfunds.com. You can also get this information at no cost by calling 800-464-3108 or by sending an email request to schroderfunds@us.schroders.com. This Summary Prospectus incorporates by reference the Fund's entire prospectus and SAI, each dated March 1, 2011, as supplemented or revised, and the financial statements included in the Fund's annual report to shareholders, dated October 31, 2010.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses of the Fund

The tables below describe the fees and expenses that you may pay if you buy and shares of the Fund. You may qualify for an initial sales load discount if you and your family invest, or agree to invest in the future, more than $50,000 in Class A Shares of the Fund. More information about this discount is available from your financial intermediary and under "Types of Shares Available – A Shares" beginning on page 28 of the Fund's full prospectus and under "A Shares Sales Charges" beginning on page 64 of the Fund's SAI.

Shareholder Fees (fees paid directly from your investment)
Share Class	Maximum Initial Sales Charge (Load) Imposed on Purchases (as a % of offering price)	Redemption Fee on Shares Held Two Months or Less (as a % of amount redeemed)
A Shares	4.50%	2.00%
Advisor Shares	None	2.00%
Investor Shares	None	2.00%
R Shares	None	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses	Less: Fee Waiver and Expense Limitation(1)	Net Annual Fund Operating Expenses(2)
A Shares	0.75%	0.25%	4.95%	0.73%	6.68%	(4.70)%	1.98%
Advisor Shares	0.75%	0.25%	4.93%	0.73%	6.66%	(4.68)%	1.98%
Investor Shares	0.75%	None	4.88%	0.73%	6.36%	(4.63)%	1.73%
R Shares	0.75%	0.50%	4.94%	0.73%	6.92%	(4.69)%	2.23%

(1)  The Fund's adviser has contractually agreed through February 29, 2012 (i) to reduce its management fee compensation by 0.33% and (ii) if necessary, in order to limit the Fund's expenses, to pay or reimburse the Fund to the extent that Total Annual Fund Operating Expenses (other than Acquired Fund Fees and Expenses, other indirect acquired fund expenses, interest, taxes, and extraordinary expenses) exceed 1.25%, 1.25%, 1.00%, and 1.50% of the Fund's average daily net assets attributable to A Shares, Advisor Shares, Investor Shares, and R Shares, respectively. The fee waiver and/or expense limitation may only be terminated during their term by the Board of Trustees.

(2)  "Net Annual Fund Operating Expenses" shown above include expenses incurred indirectly by the Fund (e.g., indirect Other Expenses and/or Acquired Fund Fees and Expenses), and thus may be higher than the Ratio of Expenses to Average Net Assets included in the "Financial Highlights" section of the full prospectus. If only the operating expenses of the Fund were included in Net Annual Fund Operating Expenses, and not the indirect expenses incurred by the Fund, the Net Annual Fund Operating Expenses would be 1.25%, 1.25%, 1.00%, and 1.50% for A Shares, Advisor Shares, Investor Shares, and R Shares, respectively.

Example. This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares of the Fund for the time

Schroder Multi-Asset Growth Portfolio  Summary Prospectus

periods indicated, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the Example shows what your costs would be based on these assumptions. The Example is based, for the first year, on the Net Annual Fund Operating Expenses and, for all other periods, on Total Annual Fund Operating Expenses.

	Example (whether or not shares are redeemed)
Share Class	1 Year	3 Years	5 Years	10 Years
A Shares	$642	$1,934	$3,184	$6,128
Advisor Shares	$201	$1,551	$2,856	$5,934
Investor Shares	$176	$1,472	$2,732	$5,737
R Shares	$226	$1,621	$2,963	$6,100

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks long-term capital appreciation through a flexible asset allocation approach, investing in a variety of traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, commodities, currencies, private equity, and absolute return strategies). The Fund seeks a level of long-term investment returns that, after investment advisory fees, are in excess of the rate of inflation over a market cycle. The Fund's adviser and sub-adviser vary the Fund's exposure to different asset classes and strategies over time in response to changing market, economic, and political factors and events the adviser or sub-adviser believes may affect the value of the Fund's investments. The adviser and sub-adviser emphasize the management of risk and volatility. The Fund's portfolio is not managed with reference to a specified benchmark; using proprietary asset allocation models, the adviser and sub-adviser adjust the amount of the Fund's investments in the various asset classes. Asset classes are reviewed on an ongoing basis by the adviser or sub-adviser to determine whether they provide the opportunity to enhance performance or to reduce risk. The adviser or sub-adviser may itself manage the Fund's assets allocated to a particular asset class, either directly or through a mutual fund or other pooled vehicle managed by it, or it may invest the Fund's assets in other investment companies or private investment pools providing access to specialist management outside of the Schroders organization. Investment pools might include, for example, other open-end or closed-end funds, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including "hedge funds"), or indexes of investment pools. The amount and type of the Fund's investment in a particular asset class, and the amount invested in certain investment companies or investment pools, is limited by law and by tax considerations.

Principal Risks

It is possible to lose money on an investment in the Fund. The Fund will be affected by the investment decisions, techniques and risk analyses of the Fund's investment team and there is no guarantee that the Fund will achieve its investment objective. The value of securities held by the Fund may fluctuate in response to actual or perceived issuer, political, market, and economic factors influencing the securities markets generally, or relevant industries or sectors within them. Fluctuations may be more pronounced if the Fund invests substantially in one country or group of countries or in companies with smaller market capitalizations. Other principal risks of investing in the Fund include:

•  Equity Securities Risk: equity securities may react more strongly to changes in overall market conditions, or to a particular issuer's financial condition or prospects, than other securities of the same issuer or relative to other asset classes; in a liquidation or bankruptcy, claims of bond owners take priority over those of preferred stockholders, whose claims take priority over those of common stockholders;

•  Small and Mid Cap Companies Risk: investments in securities issued by smaller companies tend to be more vulnerable to adverse developments than larger companies, and may present increased liquidity risk;

•  IPO Risk: securities issued in IPOs have little to no trading history, limited issuer information, increased volatility and may not be available to the extent desired;

Schroder Multi-Asset Growth Portfolio  Summary Prospectus

•  Convertible Securities Risk: debt securities that are convertible into preferred or common stocks are subject to the risks of both debt and equity securities;

•  Warrants Risk: warrants involve the market risk related to the underlying securities, the counterparty risk with respect to the issuing broker, and risk of illiquidity within the trading market for warrants;

•  Interest Rate Risk: fixed income, or debt, securities may decline in value due to changes in interest rates, extended duration of principal payments at below-market interest rate, or prepayment;

•  Credit Risk: the ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal will affect the security's value, especially for speculative securities rated below investment grade ("high-yield bonds" or "junk bonds");

•  Inflation/Deflation Risk: the value of the Fund's investments may decline as inflation reduces the value of money; conversely, if deflation reduces prices throughout the economy there may be an adverse effect on the creditworthiness of issuers in whose securities the Fund invests;

•  Valuation Risk: certain securities may be difficult to value, and to the extent the Fund sells a security at a price lower than that used to value the security, its net asset value will be adversely affected;

•  U.S. Government Securities Risk: securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government may not be supported by the full faith and credit of the United States and investing in such securities involves interest rate, extension and mortgage and asset-backed securities risks;

•  Mortgage and Asset-Backed Securities Risk: investing in mortgage- and asset-backed securities involves interest rate, credit, valuation, extension and liquidity risks and the risk that payments on the underlying assets are delayed, prepaid, subordinated or defaulted on;

•  Foreign Investment/Currencies Risk: investments in non-U.S. issuers, directly or through use of depositary receipts, may be affected by adverse political, regulatory, economic, market or other developments affecting issuers located in foreign countries, currency exchange rates or regulations, or foreign withholding taxes;

•  Emerging Markets Securities Risk: compared to foreign developed markets, investing in emerging markets may involve heightened volatility, greater political, regulatory, legal and economic uncertainties, less liquidity, dependence on particular commodities or international aid, high levels of inflation, and certain special risks associated with smaller capitalization companies;

•  Derivatives Risk: investing in derivative instruments may be considered speculative and involves leverage, liquidity, and valuation risks and the risk of losing more than the principal amount invested;

•  Leverage Risk: use of leverage will increase volatility of the Fund's investment portfolio and could magnify gains or losses;

•  Over-the-Counter Risk: securities traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility, and the prices paid by the Fund for such securities may include an undisclosed dealer markup;

•  Liquidity Risk: illiquid securities may be highly volatile, difficult to value, and difficult to sell or close out at favorable prices or times;

•  Real Estate Risk: REITs involve risks similar to those associated with direct ownership of real estate. Some REITs have limited diversification and some have expenses that may be indirectly incurred by shareholders of the Fund;

•  Infrastructure Investment Risk: issuers in infrastructure-related businesses may be subject to high interest and/or regulatory costs, and the effects of other macro- and micro-economic factors;

•  Commodity Risk: investing in commodity-linked derivative instruments involves volatility risk and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, economic, political and regulatory developments, and tax considerations;

•  Investments in Pooled Vehicles Risk: investing in another investment company subjects the Fund to that company's risks, and, in general, to a pro rata portion of that company's fees and expenses;

•  Private Placements and Restricted Securities Risk: investments in privately-placed or otherwise restricted securities are subject to valuation and liquidity risks;

Schroder Multi-Asset Growth Portfolio  Summary Prospectus

•  Repurchase Agreements Risk: investment returns on repurchase agreements will depend on the counterparties' willingness and ability to perform their obligations; and

•  Portfolio Turnover Risk: if the Fund frequently trades its securities, this will increase transaction costs, may result in taxable capital gains, and may lower investment performance.

Please see "Principal Risks of Investing in the Fund" in the Fund's full prospectus for a more detailed description of the Fund's risks. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in its total return from year to year and by comparing the Fund's average annual total returns with those of two broad-based market indices and the Consumer Price Index, which is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. The bar chart and table show performance of the Fund's Investor Shares. The performance of A Shares, Advisor Shares and R Shares would be lower because of the lower expenses paid by Investor Shares. Past performance (before and after taxes) is not necessarily predictive of future performance. Visit www.schroderfunds.com for more current performance information.

Calendar Year Total Returns

Calendar Year End (through 12/31)

  Highest and Lowest Quarter Returns

  (for periods shown in the bar chart)

Highest 4/01/09 -	Lowest 10/01/08 -

6/30/09	12/31/08

15.55%	-16.90%

Average Annual Total Returns for Periods Ended December 31, 2010

	1 Year	Since Inception (12/20/07)
Investor Shares – Return Before Taxes	12.71%	(0.49)%
Investor Shares – Return After Taxes on Distributions	11.36%	(1.78)%
Investor Shares – Return After Taxes on Distributions and Sale of Fund Shares	8.38%	(1.20)%
A Shares	7.37%	(2.23)%
Advisor Shares	12.47%	(0.73)%
R Shares	12.22%	(0.98)%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	11.76%	(4.85)%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes)	6.54%	5.90%
Consumer Price Index (reflects no deduction for fees, expenses or taxes)	1.50%	1.43%

After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Schroder Multi-Asset Growth Portfolio  Summary Prospectus

Management of the Fund

Investment Adviser – Schroder Investment Management North America Inc. ("Schroders")

Sub-Adviser – Schroder Investment Management North America Ltd. ("SIMNA Ltd.")

Portfolio Managers –

Johanna Kyrklund, CFA, Portfolio Manager, has managed the Fund since 2008.

Michael Spinks, CFA, Portfolio Manager, has managed the Fund since 2008.

Purchase and Sale of Fund Shares

•  A Shares: A Shares are intended for purchase through broker-dealers and certain other third-party financial intermediaries (each, a "Financial Intermediary") that have an arrangement to sell the Fund's shares. The minimum initial investment in the Fund for A Shares is $2,500. You may sell (redeem) your A Shares on any day the New York Stock Exchange (the "Exchange") is open by contacting your Financial Intermediary.

•  Advisor Shares/Investor Shares: Advisor Shares are intended primarily for purchase through Financial Intermediaries that have an arrangement to sell the Fund's shares. Advisor shares may also be purchased directly from the Fund. The minimum initial investment in the Fund for Advisor Shares is $2,500 and the minimum subsequent investment is $1,000. Investor Shares are intended primarily for purchase directly from the Fund. Investor Shares may also be sold through certain fund networks or other Financial Intermediaries that have arrangements with Schroders or the Fund's distributor to sell shares. The minimum initial investment in the Fund for Investor Shares is $250,000 and the minimum subsequent investment is $1,000. Minimums may be waived or modified under certain circumstances by Schroders or by Schroders' arrangement with your Financial Intermediary. Please consult your Financial Intermediary for more information. You may also purchase shares by completing an account application and sending payment by check or wire as described in the application. An application to purchase shares of the Fund may be obtained by calling the Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS") at 800-464-3108 (617-483-5000 from outside the United States) or going to www.schroderfunds.com. You may sell (redeem) your Advisor Shares on any day the Exchange is open by contacting your Financial Intermediary, or by sending a letter of instruction to Schroder Mutual Funds (P.O. Box 8507, Boston, MA 02266) or by calling BFDS.

•  R Shares: R Shares are intended for purchase through an employee benefit plan or employer-sponsored retirement plan ("Plan") that has an agreement with Schroders or the Fund's distributor to buy shares. Although R Shares may be purchased by a Plan administrator directly from Schroders, Plans that purchase R Shares directly from the Fund's distributor must hold their shares in an omnibus account at the Plan level. Plan participants may not directly purchase R Shares from the Fund's distributor. The minimum initial investment in the Fund for R Shares is $1,000. For information on how to buy and sell shares of the Fund through your Plan, including any investment restrictions and charges that the Plan may impose, consult your employer or Plan administrator.

If your shares are held in the name of a Financial Intermediary, they may only be sold through that Financial Intermediary. Generally, purchase and redemption requests received in good order will be processed at the net asset value (NAV) next calculated after the request is received.

Tax Information

The Fund's distributions are generally currently taxable to you as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes on distributions of capital gains are determined by how long the Fund owned the investment that generated the gains, rather than how long you have owned your shares.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, its distributor or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial intermediary or visit its Web site for more information.